NON-RECOURSE GUARANTY AGREEMENT

      This Non-Recourse Guaranty Agreement (the "Guaranty") is made, given and delivered as of June 17, 1998, by BROOKDALE LIVING
COMMUNITIES, INC., a Delaware corporation ("Guarantor") to BANC ONE CAPITAL PARTNERS IV, LTD., an Ohio limited liability company (the
"Lender").

                                  Background

      The following is a mutual statement by the parties of certain factual matters that form the basis of this Guaranty.

      A. Loan Agreement. AH Texas Subordinated, LLC, an Ohio limited liability company (the "Borrower"), and the Lender have entered into a certain Loan Agreement concurrently with the execution of this Guaranty (the "Loan Agreement"), pursuant to which the Lender has agreed to lend to the Borrower up to the sum of $7,382,658 (the "Loan"). The Borrower has also executed certain Promissory Notes of even date herewith, in favor of the Lender, further evidencing the Loan (the "Notes"). All terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

      B. Owner. AH Texas Owner Limited Partnership is an Ohio limited partnership (the "Owner"), the sole partners of which are the Borrower and AH Texas CGP, Inc., an Ohio corporation (the "General Partner") which acts as the sole general partner of the Owner. The Borrower is the sole shareholder of the General Partner.

      C. Project. The Owner intends to develop a congregate housing facility with an assisted living component for the elderly in Austin, Texas, which is currently referred to as "The Heritage at Gaines Ranch" (the "Project"). The Lender has agreed to make the Loan to the Borrower to be used as a capital contribution to the Owner, the proceeds of which will fund a portion of the Project costs.

      D.    Guarantor.    An affiliate of the Guarantor will be the
manager and developer of the Project and the Guarantor will derive material benefits from the Loan. The Guarantor has entered into a certain Conditional Investment Agreement dated June 17, 1998, with


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Banc One Capital Funding Corporation ("BOCFC") in order to induce
Lender to make the Loan  (the "Conditional Investment Agreement").

      E.    Pledge of Conditional Investment Agreement.   In order to
collateralize the Borrower's payment and performance obligations under the Loan Documents, as well as to collateralize the Guarantor's obligations under this Guaranty, the Guarantor has also entered into a certain Security Agreement-Pledge and Assignment of Investment Agreement (the "Security Agreement") of even date herewith, pursuant to which the Guarantor has pledged and assigned all of its interests in the Conditional Investment Agreement to the Lender.


      NOW, THEREFORE, for and in consideration of the promises, in order to induce the Lender to make the Loan and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor does hereby guarantee and the parties do hereby agree, as follows:

                            Statement of Agreement

      SECTION 1.  Guaranty.    The Guarantor, absolutely and
unconditionally, hereby guarantees to the Lender the full, prompt and complete payment of the Borrower's obligations under the Loan Documents and the payment to AH Texas Investor, Inc. of funds from the exercise of the Equity Option equal to its capital contribution to the Borrower of $900,000 plus an amount necessary to produce a 17.11% IRR on such capital contribution.

      SECTION 2. Unconditional Obligations. Subject to the provisions of SECTION3 below, the obligations of the Guarantor under this Guaranty (the "Obligations") are absolute and unconditional, and shall not be impaired by any action or omission to act, with or without notice to the Guarantor, of the Lender or any other holder or beneficiary of any of the Obligations, or by reason of any other circumstance which might otherwise constitute a discharge or defense of the Guarantor. The Guarantor hereby expressly waives diligence, presentment, protest, notice of dishonor, demand for payment or performance, extension of time of payment or performance, notice of acceptance of this Guaranty, and indulgences and notices of every kind under the Loan Agreement, the Notes or any of the other Loan Documents and consents to any and


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all forbearances and extensions of time thereunder and to any and all changes in the terms, covenants and conditions thereof, and agrees that it shall not be released hereunder by any matter or things whatsoever whereby it as Guarantor and surety otherwise would or might be released, other than a written release delivered by the Lender or by payment or performance of the Obligations.

      SECTION3.   Limitations on Liability.   Any provision in this
Guaranty (or in any other Loan Document) to the contrary notwithstanding, the Guarantor shall not have any personal liability and no deficiency judgment shall be brought or entered into and no judgments shall be enforceable against the Guarantor or any officer, director or shareholder of the Guarantor or any of its successors, assigns, administrators or personal representatives, or affiliates of Guarantor (including, without limitation, the Manager) to pay any of the obligations evidenced by this Guaranty or the Security Agreement. The Lender agrees that in the event of an actual or alleged failure, breach or default hereunder by the Guarantor, the Lender's sole and exclusive remedy against the Guarantor shall be against the Conditional Investment Agreement pursuant to the Security Agreement, and no judgment pursuant to this Guaranty shall be subject to execution upon, or a lien against any property of, the Guarantor other than the Investment Agreement. Nothing in this SECTION3 or otherwise contained in this Guaranty shall be deemed to limit, modify or impair the obligations of the Guarantor to the Lender pursuant to the Recourse Guaranties (as such term is defined in the Loan Agreement).

      SECTION 4. Costs and Expenses. The Guarantor agrees to pay all the reasonable costs, expenses and fees, including all reasonable attorneys' fees, which may be incurred by the Lender in enforcing or attempting to enforce this Guaranty following any default on the part of the Guarantor hereunder, whether the same shall be enforced by suit or otherwise. If any such fees and expenses are not so reimbursed, the amount thereof shall, to the extent permitted by law, constitute indebtedness due hereunder.

      SECTION 5.  Rescission or Return of Payments.  The
Guarantor agrees that, if at any time all or any part of any payment theretofore applied by the Lender to any of the Obligations is or must be rescinded or returned by the Lender for any reason whatsoever (including without limitation the insolvency, bankruptcy or reorganization of the Borrower), such Obligations shall, for the


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purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Lender, and this Guaranty shall continue to be effective or reinstated, as the case may be, as to such Obligations, all as though such application by the Lender had not been made.

      SECTION 6. Assignment or Transfer of Liabilities. The Lender may, from time to time, without notice to the Guarantor, assign or transfer any or all of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Obligations or of any such interest therein shall, to the extent of the interest of such assignee or transferee in the Obligations, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the transferor.

      SECTION 7. Enforcement. The Obligations hereunder are joint and several and are independent of the obligations of the Borrower, and a separate action or actions may be brought and prosecuted against the Guarantor regardless of whether any action is brought against the Borrower or whether the Borrower be joined in any such action(s). The Guarantor hereby acknowledges and agrees that it shall not be a condition precedent to the enforcement of this Guaranty by the Lender against the Guarantor that the Lender first seek recourse against the Borrower by reason of a breach or default by the Borrower.

      SECTION 8. Cumulative Remedies, Delays. No delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action of the Lender permitted hereunder shall in any way affect or impair the rights of the Lender and the Obligations of the Guarantor under this Guaranty. For the purpose of this Guaranty, Obligations shall include all Obligations, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such Obligations, and no such claim or defense shall affect or impair the obligations of the Guarantor hereunder.


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      SECTION 9.  Subordination.  The Guarantor hereby
subordinates any and all claims which it now has, or in the future may acquire, as a creditor of the Borrower, to the prior payment and satisfaction in full of this Guaranty. If, prior to the payment and satisfaction of this Guaranty, the Guarantor would, without reference to the provisions of this SECTION9, be entitled to receive any payment on account of any claim of the Guarantor against the Borrower, all such payments shall be made instead to the Lender until the Obligations have been paid and satisfied in full, and the Guarantor hereby so direct. If the Guarantor receives any payment on account of any claim of the Guarantor against the Borrower, the Guarantor shall immediately pay the same over to the Lender to be applied to the payment or satisfaction of the Obligations, if any.

      SECTION 10. Amendments, Modifications, Etc. No amendment, modification, termination, or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

      SECTION 11. No Reliance. The Guarantor acknowledges that it has independently investigated the legal, economic, tax, accounting and other consequences of the Loan and the transactions contemplated by the Loan Documents and have not received or relied in any way on any advice of the Lender or any of its Affiliates as to such consequences.

      SECTION 12. Governing Law. This Guaranty was negotiated in the State of Ohio, accepted by the Lender in the State of Ohio, and the proceeds of the Loan guaranteed hereby were or are to be disbursed by Lender from the State of Ohio. The Guarantor and the Lender agree that the State of Ohio has a substantial relationship to the transaction evidenced hereby and agree that this Guaranty and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Ohio (without giving effect to principles of conflicts of law).



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SECTION 13. Severability. In the event any one or more of
the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision shall be deemed replaced by the valid and enforceable provision that is substantially most similar to such invalid or unenforceable provision, but the remaining provisions shall not be affected thereby.

SECTION 14. Waiver of Jury Trial; Consent to Venue. THE
GUARANTOR AND THE LENDER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE GUARANTOR OR THE LENDER. THE GUARANTOR AND THE LENDER SHALL NOT SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED UNLESS FAILURE TO SO CONSOLIDATE WOULD RESULT IN A MANDATORY LOSS OF SUCH CLAIM. IN THE EVENT OF A DISPUTE UNDER THIS GUARANTY, THE GUARANTOR AND THE LENDER HEREBY AGREE THAT EXCLUSIVE JURISDICTION AND VENUE LIES IN
A COURT OF COMPETENT JURISDICTION IN FRANKLIN COUNTY, OHIO. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE GUARANTOR OR THE LENDER EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY SAME.

SECTION 15. Gender and Number. Terms that imply gender and number shall be construed to imply the relevant gender and number.

SECTION 16. Multiple Counterparts. This Guaranty may be signed in multiple counterparts with the same effect as if the signatures thereto were upon the same instrument.

SECTION 17. Intercreditor Agreement.

THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL
RIGHTS AND REMEDIES OF LENDER WITH RESPECT TO THE LOAN, THE
OBLIGATIONS OR ANY COLLATERAL THEREFOR ARE EACH AND ALL SUBJECT TO THE TERMS AND CONDITIONS OF THE INTERCREDITOR AGREEMENT.




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      This Guaranty has been executed by the Guarantor effective as of the date first written above.

                                    GUARANTOR:

                                    BROOKDALE LIVING COMMUNITIES, INC.,
                                          a Delaware corporation


                                    By:
                                    Name: Darryl W. Copeland, Jr.
                                    Title:Executive Vice President



                                    LENDER:

                                    BANC ONE CAPITAL PARTNERSHIP IV,
                                    LTD., an Ohio limited liability
                                    company

                                    By:   BOCP Holdings Corporation, an
                                          Ohio corporation, its Manager


                                          By:
                                          Name: Michael S. Wood
                                          Title:Authorized Signer


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